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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual of Federal Screw Works (the "Company") on Form 10-K for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, W.T. ZurSchmiede, Jr., Chairman of the Board, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 6, 2004

                                 /s/ W.T. ZurSchmiede, Jr.
                                 ----------------------------------------------
                                 W.T. ZurSchmiede, Jr., Chairman of the Board, Chief Financial Officer and Secretary of Federal Screw Works